UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2022

VIRGINIA NATIONAL BANKSHARES CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Virginia	001-40305	46-2331578
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

404 People Place
Charlottesville, Virginia		22911
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (434) 817-8621

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VABK	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Virginia National Bankshares Corporation (the “Company”) held its 2022 Annual Meeting of Shareholders on June 23, 2022 (the “Meeting”). At the Meeting, the Company’s shareholders (1) elected each of the 12 persons listed below under Proposal 1 by plurality to serve until the Company’s 2023 annual meeting of shareholders; (2) approved, on an advisory basis, the Company’s executive compensation as disclosed in the proxy statement related to the Meeting; (3) approved, on an advisory basis, the frequency of the advisory vote on executive compensation every one year; (4) approved the Virginia National Bankshares Corporation 2022 Stock Incentive Plan, and (5) ratified the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for 2022.

The Company's independent inspector of election reported the following results of the votes by the Company’s shareholders:

Proposal 1. Election of 12 directors to serve until the 2023 annual meeting of shareholders

Nominees	Votes For	Votes Withheld	Broker Non-Votes
John B. Adams, Jr.	2,546,773.74	266,180.02	991,391.00
Steven W. Blaine	2,485,013.74	327,940.02	991,391.00
Kevin T. Carter	2,743,279.74	69,674.02	991,391.00
Hunter E. Craig	2,703,630.74	109,323.02	991,391.00
William D. Dittmar, Jr.	2,392,745.74	420,208.02	991,391.00
Randolph D. Frostick	2,724,113.74	88,840.02	991,391.00
James T. Holland	2,378,570.74	434,383.02	991,391.00
Linda M. Houston	2,569,178.74	243,775.02	991,391.00
Jay B. Keyser	2,736,281.74	76,672.02	991,391.00
Glenn W. Rust	2,639,196.74	173,757.02	991,391.00
Sterling T. Strange, III	2,746,528.74	66,425.02	991,391.00
Gregory L. Wells	2,713,704.74	99,249.02	991,391.00

Proposal 2. Advisory (non-binding) vote to approve the Company's executive compensation

Votes For	Votes Against	Abstain	Broker Non-Votes
2,471,056.74	223,931.02	117,966.00	991,391.00

Proposal 3. Advisory (non-binding) vote to approve the frequency of the advisory vote on the Company's executive compensation

One Year	Two Year	Three Year	Abstain	Broker Non-Votes
2,634,177.84	1,413.00	63,834.92	113,528.00	991,391.00

Proposal 4. Approval of the Virginia National Bankshares Corporation 2022 Stock Incentive Plan

Votes For	Votes Against	Abstain	Broker Non-Votes
2,510,468.24	253,197.52	49,288.00	991,391.00

Proposal 5. Ratification of the appointment of Young, Hyde & Barbour, P.C. as the Company's independent registered public accounting firm for 2022

Votes For	Votes Against	Abstain	Broker Non-Votes
3,780,240.74	10,281.02	13,823.00	0.00

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VIRGINIA NATIONAL BANKSHARES CORPORATION

Date:	June 29, 2022	By:	/s/ Donna G. Shewmake
Executive Vice President and Corporate Secretary